Exhibit 99.1

FOR IMMEDIATE RELEASE
Contact: Brian M. Hall, CFO
Phone: (574) 535-1125
E Mail: LCII@lci1.com

LIPPERT COMPONENTS SIGNS DEFINITIVE AGREEMENT TO ACQUIRE CURT GROUP, A LEADING MANUFACTURER AND DISTRIBUTOR OF BRANDED TOWING PRODUCTS AND TRUCK ACCESSORIES FOR THE AFTERMARKET

Transaction Highlights:

•Advances LCI’s diversification efforts, doubling the size of the aftermarket business, adding a highly complementary portfolio of prominent towing and truck products
•Enhances growth profile of the aftermarket business, as well as adding a large, installed customer base
•Leverages robust distribution network, innovative product technologies, and advanced engineering and R&D capabilities
•Anticipated to be immediately accretive to growth, profit margins, and earnings per share in FY20, excluding the impact of purchase accounting and acquisition costs

Elkhart, Indiana – November 22, 2019 - LCI Industries (NYSE: LCII) (the “Company”) today announced that its wholly-owned subsidiary, Lippert Components, Inc. (“LCI”), a supplier of a broad array of highly engineered components for the leading original equipment manufacturers (“OEMs”) in the recreation and transportation product markets, and the related aftermarkets of those industries, has entered into a definitive agreement to acquire CURT Group (“CURT”), a leading manufacturer and distributor of branded towing products and truck accessories for the aftermarket, for approximately $340 million. The transaction is expected to close before the end of 2019, subject to customary closing conditions, including regulatory approval.

“With a strong reputation for product innovation, engineering, and brand excellence, we look forward to welcoming CURT President Rock Lambert and his team to the LCI family. Culturally, CURT is a strong fit, with a deep focus on delivering innovative products and an unwavering commitment to quality and superior customer service. Its highly complementary portfolio, combined with its strong brands and extensive distribution network, will significantly expand our addressable market. With a track record of delivering remarkable financial performance and strong cash flow generation, we believe that the addition of CURT will further advance our long-term growth strategy to bring our core competencies to new, attractive markets and diversify our business to drive outperformance throughout the cycle,” said Jason Lippert, CEO and President of LCI.

CURT, headquartered in Eau Claire, Wisconsin, maintains a robust product portfolio comprised of thousands of SKUs across various product lines, including hitches, towing electricals, ball mounts, and cargo management. CURT boasts a significant market position, owning and operating a stable of leading brands, including CURT, Aries, Luverne, Retrac, and UWS. Leveraging a multi-channel model, CURT serves customers across e-commerce, direct-to-installer, and distribution channels. In addition, CURT has a wide distribution network, with centers strategically located throughout the U.S. to serve its North American customers. For the 12-month period ended September 30, 2019, CURT delivered approximately $255 million of revenue.

“With its proven track record of building high-quality products and successfully sourcing and integrating companies, LCI is an ideal partner for us. Both LCI and CURT have strong reputations and positions fostered through a culture of innovation, history of high-quality products, customer satisfaction and retention, and manufacturing excellence. We look forward to joining the team and further positioning the business for long-term success,” said Rock Lambert, CEO of CURT Group.

Faegre Baker Daniels LLP is serving as LCI’s legal advisor on the transaction.

Summary Terms of Agreement and Financing

•LCI would acquire all outstanding shares of CURT for $340 million, which is expected to be funded through cash on hand and debt.
•The transaction is expected to close by the end of 2019, subject to customary closing conditions, including regulatory approval, and is anticipated to be accretive to growth, profit margins, and earnings per share.

Webcast and Conference Call Information

LCI will host a conference call beginning at 8:30 AM EST on Friday, November 22, 2019. The conference call may be accessed by dialing (888) 525-0270 for participants in the U.S./Canada or (704) 935-3405 for participants outside the U.S./Canada using the required conference ID 9190245. Alternatively, interested parties can listen to a live webcast of the conference call by logging on to the Investor Relations section of the Company’s website at https:// lci1.com/investors/. A replay of the webcast will also be archived on the Company’s website for a period of twelve months following the release.

About LCI Industries

From over 70 manufacturing and distribution facilities located throughout North America and Europe, LCI Industries, through its wholly-owned subsidiary, LCI, supplies, domestically and internationally, a broad array of highly engineered components for the leading OEMs in the recreation and transportation product markets, consisting of recreational vehicles and adjacent industries, including buses; trailers used to haul boats, livestock, equipment, and other cargo; trucks; boats; trains; manufactured homes; and modular housing. The Company also supplies engineered components to the related aftermarkets of these industries primarily by selling to retail dealers, wholesale distributors, and service centers. LCI’s products include steel chassis and related components; axles and suspension solutions; slide-out mechanisms and solutions; thermoformed bath, kitchen, and other products; vinyl, aluminum, and frameless windows; manual, electric, and hydraulic stabilizer and leveling systems; entry, luggage, patio, and ramp doors; furniture and mattresses; electric and manual entry steps; awnings and awning accessories; electronic components; appliances; televisions, sound systems, navigation systems, and backup cameras; and other accessories. Additional information about LCI and its products can be found at www.lci1.com.

Forward-Looking Statements

This press release contains certain “forward-looking statements” including with respect to the expected timing of the closing of the transaction, the expected financial impact and accretive nature of the transaction, the expected sources of funds for the transaction, the expected impact of the proposed transaction on the Company’s operations, markets, prospects, strategies and efficiencies, and other matters. Statements in this press release that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties.

Forward-looking statements are necessarily estimates reflecting the best judgment of the Company’s senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this press release, (i) conditions to the closing of the transaction may not be satisfied; (ii) the transaction may involve unexpected costs, liabilities or delays; (iii) the Company’s business or stock price may suffer as a result of uncertainty surrounding the transaction; (iv) the Company may be unable to achieve expected synergies and operating efficiencies from the transaction within the expected time frames or at all; (v) the Company may be unable to successfully integrate CURT’s operations into its own, or such integration may be more difficult, time consuming or costly than expected; (vi) following the transaction, revenues may be lower than expected, and operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected; (vii) the outcome of any legal proceedings related to the transaction; (viii) the Company may be adversely affected by other economic, business, and/or competitive factors; (ix) risks that the pending transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the pending transaction; (x) other risks to consummation of the transaction, including the risk that the transaction will not be consummated within the expected time period or at all; and (xi) the risks described from time to time in the Company’s reports filed with the Securities and Exchange Commission under the heading “Risk Factors,” including the Annual Report on Form 10-K for the fiscal year ended December 31, 2018, subsequent Quarterly Reports on Form 10-Q and in other of the Company’s filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which such statements were made. Except as required by applicable law, the Company undertakes no obligation to update forward-looking statements to reflect events or circumstances arising after such date.

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